The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- REFIS

Balances as of 8/01/04

Total Current Balance:	248,318,666
Total Original Balance:	248,428,328

Number Of Loans:	734

			Minimum	Maximum
Average Current Balance:	$338,308.81		$46,800.00	$1,592,829.41
Average Original Amount:	$338,458.21		$46,800.00	$1,600,000.00

Weighted Average Gross Coupon:	1.762%		1.250	4.988%
Weighted Average Gross Margin:	3.021%		2.450	3.700%
Weighted Average Max Int Rate:	9.998%		9.950	10.500%

Weighted Average Original Ltv:	70.07%		18.18	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	698		620	816

Weighted Average Original Term:	388	months	180	480	months
Weighted Average Remaining Term:	387	months	178	479	months
Weighted Average Seasoning:	1	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	92.39 % California, 2.38 % Arizona, 1.61 % New Jersey
Maximum Zip Code Concentration ($):	1.67% 92154 (San Diego, CA)

First Pay Date:			Jul 01, 2004	Aug 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2019	Jul 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
46,800 - 50,000	1	46,800.00	0.02
50,001 - 100,000	12	1,088,377.10	0.44
100,001 - 150,000	56	7,232,739.75	2.91
150,001 - 200,000	79	13,973,795.59	5.63
200,001 - 250,000	93	21,362,522.87	8.60
250,001 - 300,000	111	31,195,524.53	12.56
300,001 - 350,000	112	36,166,252.24	14.56
350,001 - 400,000	82	30,610,175.64	12.33
400,001 - 450,000	44	18,695,484.23	7.53
450,001 - 500,000	46	22,086,208.75	8.89
500,001 - 550,000	25	13,158,571.70	5.30
550,001 - 600,000	25	14,497,067.62	5.84
600,001 - 650,000	9	5,687,450.00	2.29
650,001 - 700,000	14	9,394,151.59	3.78
700,001 - 750,000	8	5,845,750.00	2.35
750,001 - 800,000	2	1,570,000.00	0.63
800,001 - 850,000	4	3,317,605.46	1.34
850,001 - 900,000	1	870,000.00	0.35
900,001 - 950,000	2	1,852,900.86	0.75
950,001 - 1,000,000	4	3,924,459.08	1.58
1,050,001 - 1,100,000	1	1,075,000.00	0.43
1,450,001 - 1,500,000	1	1,500,000.00	0.60
1,550,001 - 1,592,829	2	3,167,829.41	1.28
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	94,183.28	0.04
360	572	189,344,388.15	76.25
420	1	338,000.00	0.14
480	160	58,542,094.99	23.58
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	1	94,183.28	0.04
351 - 360	572	189,344,388.15	76.25
411 - 420	1	338,000.00	0.14
471 - 479	160	58,542,094.99	23.58
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	293	144,799,414.09	58.31
CON	441	103,519,252.33	41.69
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	551	185,796,631.46	74.82
PUD	92	38,099,455.49	15.34
Condominium	91	24,422,579.47	9.84
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	669	232,588,474.92	93.67
Investor	61	13,664,008.22	5.50
Second Home	4	2,066,183.28	0.83
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	519	174,710,235.72	70.36
Rate/Term Refinance	215	73,608,430.70	29.64
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	504	182,503,861.37	73.50
Express Documentation	142	40,006,879.98	16.11
Alternative Documentation	56	15,203,433.27	6.12
Full Documentation	32	10,604,491.80	4.27
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
18.18 - 20.00	1	100,000.00	0.04
20.01 - 25.00	1	125,000.00	0.05
25.01 - 30.00	3	606,500.00	0.24
30.01 - 35.00	11	1,993,627.02	0.80
35.01 - 40.00	15	2,605,119.48	1.05
40.01 - 45.00	23	6,721,526.74	2.71
45.01 - 50.00	25	10,442,022.45	4.21
50.01 - 55.00	33	8,734,782.61	3.52
55.01 - 60.00	51	18,140,982.91	7.31
60.01 - 65.00	47	17,535,835.02	7.06
65.01 - 70.00	75	25,957,773.26	10.45
70.01 - 75.00	163	62,467,286.31	25.16
75.01 - 80.00	244	82,162,276.06	33.09
80.01 - 85.00	17	4,703,824.23	1.89
85.01 - 90.00	25	6,022,110.33	2.43
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	27	5,902,161.25	2.38
California	654	229,433,146.23	92.39
Colorado	4	1,068,000.00	0.43
Connecticut	2	260,180.42	0.10
Illinois	3	561,619.31	0.23
Missouri	1	143,670.11	0.06
Nevada	1	362,000.00	0.15
New Jersey	14	3,994,300.00	1.61
New York	4	1,314,449.03	0.53
Oregon	7	1,284,360.71	0.52
Rhode Island	3	444,500.00	0.18
Virginia	1	253,000.00	0.10
Washington	13	3,297,279.36	1.33
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	540	192,913,804.52	77.69
1.501 - 2.000	52	11,338,950.00	4.57
2.001 - 2.500	36	8,870,549.00	3.57
3.501 - 4.000	2	890,930.65	0.36
4.001 - 4.500	83	27,482,625.24	11.07
4.501 - 4.988	21	6,821,807.01	2.75
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	532	180,529,607.09	72.70
10.001 - 10.500	202	67,789,059.33	27.30
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	2	468,167.71	0.19
2.501 - 3.000	346	130,785,427.71	52.67
3.001 - 3.500	355	110,445,656.18	44.48
3.501 - 3.700	31	6,619,414.82	2.67
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	2	468,167.71	0.19
2.501 - 3.000	346	130,785,427.71	52.67
3.001 - 3.500	355	110,445,656.18	44.48
3.501 - 3.700	31	6,619,414.82	2.67
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	734	248,318,666.42	100.00
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	1,943,250.00	0.78
621 - 640	72	26,151,398.63	10.53
641 - 660	106	34,622,461.43	13.94
661 - 680	123	41,452,487.90	16.69
681 - 700	123	42,078,327.61	16.95
701 - 720	78	28,245,546.01	11.37
721 - 740	59	18,366,439.64	7.40
741 - 760	54	18,975,975.85	7.64
761 - 780	58	20,235,946.47	8.15
781 - 800	46	13,605,726.12	5.48
801 - 816	11	2,641,106.76	1.06
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	734	248,318,666.42	100.00
Total	734	248,318,666.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	734	248,318,666.42	100.00
Total	734	248,318,666.42	100.00